UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2018

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 900 Houston, Texas 77024 (Address of principal executive offices) (Zip Code) (281) 501-3070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01Entry Into a Material Definitive Agreement.

In connection with the appointment of Ray N. Walker, Jr. as a member of the board of directors (the “Board”) of Solaris Oilfield Infrastructure, Inc. (the “Company”), the Company entered into an Indemnification Agreement with Mr. Walker pursuant to which the Company will be required to indemnify Mr. Walker to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to the Company and to advance his expenses incurred as a result of any proceeding against him to which he could be indemnified.

The foregoing description of the Indemnification Agreement is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2018, the Board, upon the recommendation of its Nominating and Governance Committee, appointed Ray N. Walker, Jr. to the Board as a Class II director, with a term expiring at the 2019 annual meeting of stockholders, and until he is either reelected or his successor is elected and qualified, or until his earlier death, resignation or removal. The Board determined that Mr. Walker meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards, and that there are no transactions between the Company and Mr. Walker that would require disclosure under Item 404(a) of Regulation S-K. There are no understandings or arrangements between Mr. Walker and any other person pursuant to which Mr. Walker was selected to serve as a director of the Board.

Mr. Walker will receive the standard non-employee director compensation for serving on the Board. The specific terms of such compensation are described further in the Company’s annual proxy statement that was filed with the Securities and Exchange Commission on April 4, 2018.

In connection with his appointment to the Board, the Company entered into an Indemnification Agreement with Mr. Walker.  The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 7.01.Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Mr. Walker to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Indemnification Agreement (Ray N. Walker, Jr.).

99.1	Solaris Oilfield Infrastructure, Inc. press release, dated August 13, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2018

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ KYLE S. RAMACHANDRAN
Name:	Kyle S. Ramachandran
Title:	President and Chief Financial Officer

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